UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

FIELDPOINT PETROLEUM CORPORATION

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIELDPOINT PETROLEUM CORPORATION
609 Castle Ridge Road # 335

Austin, TX  78746

PROXY STATEMENT

For Annual Meeting of Stockholders

To Be Held October 27, 2017

Solicitation of Proxies:

This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of stockholders (the "Meeting") to be held at Omni Barton Creek Resort & Spa, Rayburn Room, 8212 Barton Club Dr., Austin, TX  78735, on Friday, October 27, 2017 at 11:00 a.m., Central Daylight Time and at any adjournments thereof.

At the Meeting, the stockholders will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the Company to serve until the next annual meeting of stockholders of the Company to be held in 2018; (ii) to ratify the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2017; (iii) a proposal to approve under Rule 713 of the NYSE American Company Guide the sale of additional equity securities not to exceed an aggregate of 10 million shares of common stock or common stock equivalents at a price per share of not less than $0.25 per share (the “Equity Transaction”) and (vi) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals").  The Board of Directors unanimously recommends that the stockholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting.  At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF STOCKHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

This Statement is being mailed on or about September 22, 2017, to our Stockholders eligible to vote at the Annual Meeting.  Concurrently with the mailing of this Statement, we are furnishing to our stockholders our Annual Report on Form 10-K for its fiscal year ended December 31, 2016. You can also review our Annual report on our website: www.fppcorp.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

OCTOBER 27, 2017

We have filed an Annual Report on Form 10-K with the SEC for our fiscal year ended December 31, 2016. A copy of our Form 10-K (excluding exhibits) has been provided to each person who was a record or beneficial owner of Common Shares as of the Record Date and is available on our corporate web site (www.fppcorp.com). Exhibits to the Form 10-K will be furnished upon payment of the fee described in the list of exhibits accompanying the copy of Form 10-K. Requests for any exhibits to our Form 10-K should be addressed to Roger Bryant, Chairman, FieldPoint Petroleum Corporation, 609 Castle Ridge Road, #335, Austin, Texas  78746.

The 2017 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2016 are also available at www.edocumentview.com/FPPC.com. On this site, you will be able to access these materials and any amendments or supplements to these materials that are required to be furnished to stockholders. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the United States Securities and Exchange Commission (“SEC”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

ALTERNATIVE VOTING PROCEDURES

In addition to voting in person at the Annual Meeting or mailing the attached Proxy Card to the Company, stockholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com/fppc and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-625-VOTE (8683) and follow instructions provided by the recorded message.

GENERAL MATTERS

Why did I receive these proxy materials?

You received these proxy materials from us in connection with the solicitation of proxies by our Board to be voted at the annual meeting because you owned shares of our common stock as of September 7, 2017. We refer to this date as the record date.

This proxy statement contains important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the notice of meeting on the cover of this proxy statement, including the election of five directors to our Board, the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and the approval of the Equity Transaction. The stockholders of the Company have no appraisal rights in connection with any of the proposals described herein.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted. A quorum is the presence at the annual meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock issued and outstanding on the record date. As of the record date, there were 10,669,229 shares of our common stock outstanding and entitled to vote at the annual meeting. Consequently, the presence at the annual meeting, in person or by proxy, of the holders of at least 3,556,409 shares of common stock is required to establish a quorum for the annual meeting. Proxies that are voted “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” “FOR ALL EXCEPT,” “FOR” or “AGAINST” on a matter are treated as being present at the annual meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the annual meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Additionally, shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. The effect of abstentions and broker non-votes on each proposal is set forth in more detail under “What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?”

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has appointed Roger Bryant, referred to as the proxy holder, to serve as proxy for the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then you own our common stock through multiple accounts at the transfer agent and/or with stock brokers. Please sign and return all proxy cards to ensure that all of your shares are voted at the annual meeting.

Who is participating in this proxy solicitation, and who will pay for its cost?

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We will also reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Could other matters be decided at the annual meeting?

When this proxy statement went to press, we did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement. For any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our transfer agent, ComputerShare Stock Transfer & Trust Company, you are a stockholder of record of these shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to mail your proxy directly to us or to vote in person at the annual meeting.

Most of our stockholders hold their shares in a stock brokerage account or through a bank or other holder of record rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other holder of record, commonly referred to as being held in “street name,” you are the beneficial owner of these shares and these proxy materials are being forwarded to you by that custodian. See “How do I vote my shares?” below for a discussion of the effect of holding shares of record and as a beneficial stockholder on non-discretionary and discretionary items.

How many votes do I have?

You are entitled to one vote for each share of common stock that you owned on the record date on all matters considered at the annual meeting.

How do I vote my shares?

Shares held directly in your name as the stockholder of record can be voted in person at the annual meeting or you can provide a proxy to be voted at the annual meeting by signing and dating the enclosed proxy card and returning it in the enclosed, postage-paid envelope.

In addition to voting in person at the Meeting or mailing the attached Proxy Card to the Company, stockholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com/fppc and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-625-VOTE (8683) and follow instructions provided by the recorded message.

If your shares are held in “street name” by your broker or bank, you will receive a proxy card with this proxy statement. Like shares held of record, you may vote your shares held in street name in person at the annual meeting or by signing and dating the enclosed proxy card and returning it in the enclosed, postage-paid envelope.

If you plan to vote in person at the annual meeting, please bring proof of identification. Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the annual meeting.

As a beneficial owner, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee. Whether your shares can be voted by such person depends on the type of item being considered for vote:

•

Non-discretionary items.   The election of directors and vote on the Equity Transaction are non-discretionary items (each a “Non-Discretionary Item” and collectively the “Non-Discretionary Items”) and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote on the Non-Discretionary Items, no votes will be cast on your behalf regarding these proposals.

•	Discretionary items. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2017, is a discretionary item.

Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.

If you vote by granting a proxy, the proxy holders will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board.

Can I change my vote after I return my proxy card?

Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before it is exercised by (i) submitting a written notice of revocation to our Corporate Secretary by mail to FieldPoint Petroleum Corporation at the address set forth at the beginning of this Proxy Statement or by facsimile at (512) 335-1294, (ii) mailing in a new proxy card bearing a later date or (iii) attending the annual meeting and voting in person, which suspends the powers of the proxy holder.

What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?

Election of Directors. The affirmative vote of a majority of the votes of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on the election of directors is required for the election of directors. In the vote on the election of five director nominees identified in this proxy statement, you may vote:

•	“FOR ALL” director nominees;

•	“WITHHOLD AUTHORITY FOR ALL” director nominees; or

•	“FOR ALL EXCEPT” either director nominee.

Votes marked “WITHHOLD AUTHORITY FOR ALL” and “FOR ALL EXCEPT” will be counted for purposes of determining the presence or absence of a quorum but have no effect on the outcome of election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm.   The affirmative vote of the holders of a majority of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the appointment of Hein &

Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, you may vote:

•	“FOR;”

•	“AGAINST;” or

•	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Approval of Equity Transaction.  The affirmative vote of the holders of a majority of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on this proposal is required for approval. In the vote to approve of the Equity Transaction, you may vote:

•	“FOR;”

•	“AGAINST;” or

•	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the outcome of approval of this proposal.

May I propose actions for consideration at the next annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Submission of Stockholder Proposals and Other Deadlines for the 2018 Annual Meeting of Stockholders” for more details.

What is “householding,” and how does it affect me?

The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as householding, permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many brokers, banks and other holders of record have instituted householding. If you or your family has one or more street name accounts under which you beneficially own our common stock, you may have received householding information from your broker, bank or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our 2016 annual report to stockholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

Where may I obtain additional information about FieldPoint Petroleum Corporation or about the annual meeting?

We refer you to our annual report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC, on March 31, 2017.  The annual report is not part of the proxy solicitation material.

If you would like to receive any additional information, please contact our Corporate Secretary at FieldPoint Petroleum Corporation, 609 Castle Ridge Road # 335, Austin, TX  78746 or (512) 250-8692.

Record Date and Outstanding Shares:

The Board of Directors has fixed the close of business on September 7, 2017, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting.  On September 7, 2017, there were outstanding 10,669,229 shares of common stock, $0.01 par value held by stockholders entitled to vote at the meeting.

Voting Proxies:

A proxy card accompanies this Proxy Statement.  All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein.  Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals.  The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained.  Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

A stockholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person.  Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

Quorum:  The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting. Broker non-votes will not be considered present at the meeting for purposes of determining a quorum.

Required Vote:  At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals.

Holders of Common Stock have the right to elect five (5) members of the Board of Directors, as proposed in the "Director Election Proposal."  Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time.  Cumulative voting in the election of directors is not permitted.  Directors will be elected by a majority of the votes cast for the election of directors.

All other matters to be approved will require the affirmative vote of a majority of the shares represented and voted at the meeting.

Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. Broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting.

Votes by Directors, Officers, and Affiliates:  At the Record Date, directors, officers, and affiliates (including the Estate of Ray Reaves, LeRoy Landuis and Michael Herman but excluding 2352007 Ontario Inc. and the Natale Rea (2013) Trust) of the Company had the right to vote through proxy, beneficial ownership or otherwise 4,139,937 shares of Common Stock, or 38.8% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company (excluding 2352007 Ontario Inc. and the Natale Rea (2013) Trust) intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement.  All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by the Company.  Solicitation of Proxies may be made by mail by directors, officers and employees of the Company.  In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies.  The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its stockholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

YOU SHOULD NOT SEND CERTIFICATES WITH YOUR PROXY CARD.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock by:

*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers;
*	each of our directors and director nominees; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of September 7, 2017 and the percentage of outstanding common stock owned as of September 7, 2017.  Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership.  Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address(2)	Number of Shares	Percent Owned(1)
Estate of Ray D. Reaves (3)	2,420,765	22.54%
LeRoy Landuis	884,564	8.29%
Michael Herman	663,423	6.22%
Roger D. Bryant	34,000	*
Dan Robinson	96,000	*
Karl W. Reimers	58,100	*
Phillip Roberson	50,000	*
Nancy Stephenson	2,500	*
2352007 Ontario Inc. (4)	744,212	6.98%
All Officers and Directors as a Group	240,600	2.26%
(5 persons)

_________________________________________________

*indicates less than 1%

(1) The percentages shown are calculated based upon 10,669,229 shares of common stock outstanding at September 7, 2017.  In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2) Unless otherwise stated, the beneficial owner's address is 609 Castle Ridge Road # 335, Austin, TX  78746

(3) Voting and investment power with respect to the shares of common stock held in the Estate of Ray D. Reaves is exercised by the Administrator of the Estate.  Includes warrants exercisable to purchase 69,415 shares at an exercise price of $4.00 per share.

(4)          2352007 Ontario Inc. is a wholly-owned subsidiary of the Natale Rea (2013) Trust.  The principal address of 2352007 Ontario Inc. and the Natale Rea (2013) Trust is 9200 Weston Road, Piazzza Villagio, P.O. Box 92030, Vaughan, Ontario L4H 3J3 Canada.  The Company has relied exclusively on the Schedule 13D filed by these affiliated stockholders with the SEC on May 4, 2016 in making these disclosures.

PROPOSAL NO. 1:

DIRECTOR ELECTION PROPOSAL

The Company's bylaws provide that the Board of Directors will consist of not less than three (3) and no more than nine (9) members. The Board of Directors of the Company presently consists of five (5) members.  Directors of the Company generally serve for a term of one year (until the next annual meeting of stockholders) or until their successors are duly elected or appointed and qualified, or until their death, resignation or removal.  Each of the persons nominated to hold office provided below is currently a member of the Board of Directors.  Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the five persons named in the table below, each of who has consented to serve if elected.  In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors.  In completing the enclosed proxy card, if a stockholder decides to withhold authority to vote for any of the director nominees, such stockholder should mark the WITHHOLD box and line through such nominee(s) name in Proposal 1 of the proxy card.

Directors are elected by a majority of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Directors  Reimers, Robinson, and Stephenson are "non-executive" directors, denoting that they are neither officers nor employees of the Company.  There are no family relationships between or among any of the directors of the Company,

Nominees for Election at the Meeting:

Name	Age	Present Position with the Company

Roger D. Bryant	74	Director, Executive Chairman

Karl W. Reimers	75	Director

Dan Robinson	69	Director

Phillip H. Roberson	49	President, Chief Operating Officer, Chief Financial Officer, and Director

Nancy Stephenson	64	Director

Certain biographical information regarding the director nominees is listed below.

Mr. Bryant, age 74, has been a Director of the Company since July 1997.  Mr. Bryant has served in the positions of President, CEO, COO, Director, and Chairman a number of times.  This includes having been President of a subsidiary of Dresser Industries, President of a subsidiary of Schlumberger, Ltd., President, CEO and Director of Autogas Systems, Inc., the developer of “Pay at the Pump” technology for the petroleum industry, and President, CEO, and Chairman of Canmax, Inc., a publicly traded developer of POS systems for the petroleum industry.  Mr. Bryant holds a Bachelor of Science degree in Electrical Engineering from the University of Alabama.

Mr. Reimers, age 75, has been a director of the Company since October 2004. Mr. Reimers served as Chief Financial Officer, President and Director of B.A.G. Corp. from 1993 until his retirement in 2010.  He has served as Vice President and Chief Financial Officer of Supreme Beef Company from 1989 to 1993; he has also served as Vice President of Accounting for OKC Corp., a NYSE listed oil and gas Company, from 1975 to 1989. He was employed by Peat, Marwick, Mitchell, Certified Public Accountants from 1973 to 1975, and has a BBA (Accounting) and an MBA degree, both from the University of Texas at Arlington. Mr. Reimers was a Certified Public Accountant throughout his professional career.

Mr. Robinson, age 69, has been a director of the Company since October 2004.  Mr. Robinson held the position of President and Chief Executive Officer of Placid Refining Company LLC from December 1994 to the present. Prior to his current position, he served in many capacities with Placid Oil Company beginning in March 1975, including the roles of Project Engineer, Manager of Refinery Operations, Assistant Secretary, Assistant Treasurer, Secretary, and Treasurer.  Before beginning his 40 year oil and gas career he was briefly employed as a commercial credit analyst at First National Bank in Dallas.  Mr. Robinson received a BS degree in Mechanical Engineering in 1971 and an MBA degree in Finance in 1973, both from the University of Wisconsin.  He currently sits on the Board of Directors of the American Fuels and Petrochemicals Manufacturing Association.

Nancy Stephenson, age 63, has been a Director of the Company since October 2011.  From August 2011 to August 2012 she served as Chief Accounting Officer, Treasurer and Secretary of Cross Border Resources Inc. (XBOR) and served as Assistant Controller at Forge Energy, LLC, a private company, from January 2014 through March 2015.  Ms. Stephenson is semi-retired and does occasional consulting engagements. Ms. Stephenson has over 30 years of accounting experience, primarily in publicly traded companies in the energy business. From March 2003 to February 2010, she served as Compliance Reporting Manager for TXCO Resources Inc. (TXCO). For both XBOR and TXCO she prepared financial statements and was responsible for periodic reporting compliance with the SEC. Since March 2010, she has provided consulting services relating to periodic reporting with the SEC on a project basis for various companies. Ms. Stephenson holds a BBA in Accounting from the University of Houston and is a Certified Public Accountant.

Mr. Roberson, age 48, was engaged to take operational control of the business on June 14, 2013. He was named Principal Operating Officer and Principal Financial Officer on July 1, 2013. Prior to joining FieldPoint, he was founder of AEG Operating LLC, an independent oil and gas exploration company, where he was instrumental in the funding, acquisition and day to day operations of the firm’s operated and non-operated properties. Previously, he served as a director of Energy Investment Banking with Tejas Securities, Inc. where he assisted Exploration & Production and Energy Service companies with debt & equity offerings. Until it was acquired by Tejas Securities, Mr. Roberson was an Equity Analyst with Arabella Securities, LLC, covering Energy and Special Situation companies. Mr. Roberson received a Bachelor of Business Administration in Finance from the University of Texas at Austin and is a licensed Certified Public Accountant.

Each Director will be elected to serve until the next Annual Meeting of Stockholders in 2018 or until a successor is duly elected and qualified.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last ten (10) years, no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, during the two years ended December 31, 2016, the Company is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

Certain Relationships with Related Parties

Any transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

Meetings and Committees of the Board of Directors

The Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of the Company. However, the Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Under its charter, the Audit Committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, tax and legal matters as well as liquidity risks and guidelines, policies and procedures for monitoring and mitigating risks. The Audit Committee meets regularly in executive sessions without the Company’s independent registered public accounting firm and without management.  In addition, the Audit Committee reviews and discusses with management and the Company’s independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting. The Audit Committee also meets with our internal controls and Sarbanes-Oxley compliance consultant, as well as our independent reserve engineering firm, and reviews related party transactions for potential conflicts of interest.

The Compensation and Nominating Committee manages risks associated with executive compensation and the independence of the Board, and meets regularly in executive sessions without management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

          a.          Meetings of the Board of Directors

          During the fiscal year ended December 31, 2016, seven meetings of the Board of Directors were held, including regularly scheduled and special meetings, each of which were attended by all of the directors. Meetings are conducted either in person or by telephone conference.

        In 2016, outside directors received $1,000 per in-person meeting and were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a director, and additional fees were paid to compensate committee chair persons. Total compensation paid to directors in 2016 is set forth in the table at page 26 of this Proxy Statement.

          b.          Committees

          The board appoints committees to help carry out its duties. In particular, board committee's work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

          During the fiscal year ended December 31, 2016, the Board had a standing audit committee, a standing compensation committee, and a standing nomination committee.  Each of the standing committees has adopted a charter, which can be viewed at the Company’s website: www.fppcorp.com.

Audit Committee

The audit committee is currently composed of the following directors:

Nancy Stephenson, Chairman

Karl W. Reimers
Dan Robinson

The Board of Directors has determined that Messrs. Reimers, Robinson, and Ms. Stephenson are "independent" within the meaning of the NYSE American, LLC's listing standards and Item 407(a) of Regulation S-K.  For this purpose, an Audit Committee member is deemed to be independent if he or she does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.  On April 2, 2013, Nancy Stephenson replaced Karl Reimers as Chairperson. Roger Bryant served on the Audit Committee prior to his election as Executive Chairman of the Board on June 9, 2013, when he was no longer considered independent while serving as Executive Chairman. Karl Reimers and Nancy Stephenson, each a member of the Audit Committee, qualify as an "audit committee financial expert" within the meaning of Item 407(d)(5) of Regulation S-K.

       During the fiscal year ended December 31, 2016, the Audit Committee had four meetings. The committee is responsible for accounting and internal control matters.

          The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management, the internal auditors and the independent auditors, policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent registered public accountants or Principal Financial Officer whenever a special situation arises.

The Audit Committee of the Board of Directors has adopted a written charter, which has been previously filed with the Commission.

Audit Committee Report

This statement is being provided to inform stockholders of the Audit Committee’s oversight with respect to our financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2016 and related notes with management and the independent registered public accounting firm. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, “Communications with Audit Committees” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (United States), or the PCAOB, in Rule 3200T. The Audit Committee discussed with our independent registered public accounting firm the independence of such firm from our management, including a review of audit and non-audit fees, and received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and the independent registered public accounting firm such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Management is responsible for the preparation and presentation of the Company’s audited financial statements, the establishment and maintenance of our disclosure controls and procedures and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the standards of the PCAOB and issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent registered public accounting firm, and relying thereon, we have recommended to the Company and the Board the inclusion of the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements and internal control over financial reporting has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with GAAP standards, or that Hein & Associates LLP is in fact independent.

By:  The Audit Committee

Nancy Stephenson, Chairman

Karl W. Reimers

Dan Robinson

Compensation Advisory Committee

The Compensation Advisory Committee is currently composed of the following directors:

Dan Robinson, Chairman
Karl Reimers

Nancy Stephenson

The Board of Directors has determined that Messrs. Robinson and Reimers and Ms. Stephenson are "independent" within the meaning of the NYSE American, LLC's listing standards and Item 407(a) of Regulation S-K.  For this purpose, a Compensation Committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

       During the fiscal year ended December 31, 2016, the Compensation Advisory Committee had one meetings.

The compensation advisory committee:

-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;

-	determines equity compensation for all employees;

-	reviews and approves the cash compensation and bonus objectives for the executive officers; and

-	reviews various matters relating to employee compensation and benefits.

Nominating Committee

The Nomination Committee was composed of the following directors:

Karl Reimers, Chairman

Nancy Stephenson

Dan Robinson

       All of the currently serving members of the Nominating Committee would each be deemed to be independent within the meaning of the NYSE American, LLC's listing standards and Item 407(a) of Regulation S-K.  For this purpose, a director is deemed to be independent if he or she does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management. During the fiscal year ended December 31, 2016, the Nominating Committee had one meeting.

        The Board of Directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the Board has not received from any security holder a director nominee recommendation.  The Board of Directors will consider candidates recommended by security holders in the future. Security holders wishing to recommend a director nominee for consideration should contact Mr. Phillip H. Roberson, President, Chief Operating Officer and Chief Financial Officer, at the Company's principal executive offices located in Austin, Texas and provide to Mr. Roberson, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-X, and a statement of the reasons why the security holder is making the recommendation. Such recommendation must be received by the Company before July 31, 2018.

        The Board of Directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

        All director nominees identified in this proxy statement were recommended by our President and Chief Financial Officer and unanimously approved by the Board of Directors.

Stockholder Communications

Any stockholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Roger Bryant, Chairman, at the principal executive offices of the Company.  The board of directors will consider any such written communication at its next regularly scheduled meeting.

        c.     Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees subsequent to fiscal year ended December 31, 2004.  We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics.  Such request should be made in writing and addressed to Investor Relations, FieldPoint Petroleum Corporation, P O Box 164163, Austin, TX  78716. You may also review a copy of our Code of Ethics at our internet website located at www.fppcorp.com, or on the SEC website located at www.sec.gov.

Executive Compensation:

COMPENSATION DISCUSSION AND ANALYSIS

Introduction. This Compensation Discussion and Analysis (“CD&A”) provides an overview of the Company’s executive compensation program together with a description of the material factors underlying the decisions which resulted in the compensation provided for 2016 to the Company’s “Named Executive Officers” (or “NEOs”), as presented in the tables which follow this CD&A. The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of financial results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Compensation Committee. The Compensation Committee (the “Committee”) of the Board of Directors is composed of three non-employee directors, all of whom are independent under the guidelines of the NYSE American listing standards. The current Committee members are Dan Robinson, Karl Reimers and Nancy Stephenson. The Committee has responsibility for determining and implementing the Company’s philosophy with respect to executive compensation. To implement this philosophy, the Committee oversees the establishment and administration of the Company’s executive compensation program.

Compensation Philosophy and Objectives. The guiding principle of the Committee’s executive compensation philosophy is that the executive compensation program should enable the Company to attract, retain and motivate a team of highly qualified executives who will create long-term value for the stockholders. To achieve this objective, the Committee has developed an executive compensation program that is ownership-oriented and that rewards the attainment of specific annual, long-term and strategic goals that will result in improvement in total stockholder return. To that end, the Committee believes that the executive compensation program should include both cash and equity-based compensation that rewards specific performance. In addition, the Committee continually monitors the effectiveness of the program to ensure that the compensation provided to executives remains competitive relative to the compensation paid to executives in a peer group comprised of select container industry and other manufacturing companies. The Committee annually evaluates the components of the compensation program as well as the desired mix of compensation among these components. The Committee believes that a substantial portion of the compensation paid to the Company’s NEOs should be at risk, contingent on the Company’s operating and market performance. Consistent with this philosophy, the Committee will continue to place significant emphasis on stock-based compensation and performance measures, in an effort to more closely align compensation with stockholder interests and to increase executives’ focus on the Company’s long-term performance.

Committee Process. The Committee meets as often as necessary to perform its duties and responsibilities. The Committee usually meets with the Executive Chairman and the President and CFO. In addition, the Committee periodically meets in executive session without management.

The Committee’s meeting agenda is normally established by the Committee Chairperson in consultation with the Executive Chairman and the President and CFO. Committee members receive and review materials in advance of each meeting. Depending on the meeting’s agenda, such materials may include: financial reports regarding the Company’s performance, reports on achievement of individual and corporate objectives, reports detailing executives’ stock ownership and options, tally sheets setting forth total compensation and information regarding the compensation programs and levels of certain peer group companies.

Role of Executive Officers in Compensation Decisions. The Committee makes all compensation decisions for the NEOs. Decisions regarding the compensation of other employees are made by the Executive Chairman and the President and CFO in consultation with the Committee. In this regard, the NEOs provide the Committee evaluations of executive performance, business goals and objectives and recommendations regarding salary levels and equity awards.

Market-Based Compensation Strategy.  The Committee adopted the following market-based compensation strategy:

•

Pay levels are evaluated and calibrated relative to other companies of comparable size operating in the oil and gas exploration business (the “Peer Group”) as the primary market reference point. In addition, general industry data is reviewed as an additional market reference and to ensure robust competitive data.

•	Target total direct compensation (target total cash compensation plus the annualized expected value of long-term incentives) levels for NEOs are calibrated relative to the Peer Group.
•	Base salary and target total cash compensation levels (base salary plus target annual incentive) for NEOs are calibrated to the Peer Group.
•	The long-term incentive component of the executive compensation program is discretionary and viewed in light of the target total direct compensation level.

The Committee retains discretion, however, to vary compensation above or below the targeted percentile based upon each NEO’s experience, responsibilities and performance.

Total Direct Compensation

Our objective is to target total direct compensation, consisting of cash salary, cash bonus and long term equity compensation at levels consistent with the surveyed companies, if specified corporate and business unit performance metrics and individual performance objectives are met.  We selected this target for compensation to remain competitive in attracting and retaining talented executives.  Many of our competitors are significantly larger and have financial resources greater than our own.  The competition for experienced, technically proficient executive talent in the oil and gas industry is currently particularly acute, as companies seek to draw from a limited pool of such executives to explore for and develop hydrocarbons that increasingly are in more remote areas and are technologically more difficult to access.

Components of Compensation.  For the years ended December 31, 2016 and 2015, the largest component of compensation for the Officers of the Company was base salary.

Base Salary. The Company provides the NEOs with base salaries to compensate them for services rendered during the year. The Committee believes that competitive salaries must be paid in order to attract and retain high quality executives. The Committee reviews the NEO’s salaries at the end of each year, with any adjustments to base salary becoming effective on January 1 of the succeeding year.

In determining base salary level for executive officers, the committee considers the following qualitative and quantitative factors:

•	job level and responsibilities,
•	relevant experience,
•	individual performance,
•	recent corporate performance.

We review base salaries annually, but we do not necessarily award salary increases each year. From time to time base salaries may be adjusted other than as a result of an annual review, in order to address competitive pressures or in connection with a promotion.

Base salaries paid to the NEOs are deductible for federal income tax purposes except to the extent that the executive’s aggregate compensation which is subject to Section 162(m) of the Internal Revenue Code (the “Code”) exceeds $1 million.

The Company entered into an “at will” employment agreement with Phillip Roberson as President and CFO for a three year period beginning July 1, 2014. As a signing bonus, Mr. Roberson was entitled to receive a total of 50,000 shares of common stock, of which 10,000 shares were immediately vested. Ten thousand shares vested at each of the six month, twelve month, eighteen month, and twenty four month anniversary dates of the commencement date. All shares are now fully vested. Mr. Roberson is now entitled to receive, as part of his annual compensation, on his third anniversary date 5,000 shares, on his fourth anniversary date 6,000 shares, on his fifth anniversary date 7,000 shares, on his sixth anniversary date 8,000 shares, on his seventh anniversary date 9,000 shares, and each annual anniversary date thereafter 10,000 shares. Beginning January 1, 2018, the Board of Directors may in its sole discretion award an annual Performance Based Bonus Award to Mr. Roberson.

COMPENSATION AND NOMINATING COMMITTEES REPORT

The Compensation and Nominating Committees have reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation and Nominating Committees recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Respectfully submitted by the Compensation and Nominating Committees of the Board,

Compensation Committee Nominating Committee

Dan RobinsonDan Robinson

Karl ReimersKarl Reimers

Nancy StephensonNancy Stephenson

COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND

INSIDER PARTICIPATION

None of our executive officers serve as a member of the Compensation Committee or Nominating Committee.

The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Company's four (4) most highly compensated executive officers, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Options Awards	Non equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Phillip H. Roberson, President, and CFO	2016	$ 200,000	$ -	$ 12,800	-	-	-	$ 6,186 (1)	$ 218,986
Phillip H. Roberson, President, and CFO	2015	$ 200,000	$ -	$ 30,300	-	-	-	$ 6,000 (1)	$ 236,300
Phillip H. Roberson, President, and CFO	2014	$ 200,000	$ -	$ 55,000	-	-	-	-	$ 255,000

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the most recently completed fiscal year:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares of Units That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Roger Bryant	- 0 -	- 0 -	-	-	-	- 0 -	-	-	-
Phillip Roberson	- 0 -	- 0 -	-	-	-	- 0 -	- 0 -	-	-

The following table sets forth information concerning compensation paid to the Company’s directors during the most recently completed fiscal year:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Roger Bryant	$ 91,000	-	-	-	-	-	$ 91,000
Karl Reimers	$ 26,000	-	-	-	-	-	$ 26,000
Dan Robinson	$ 26,000	-	-	-	-	-	$ 26,000
Nancy Stephenson	$ 28,500	-	-	-	-	-	$ 28,500
Phillip Roberson	$ -						$ -

Option Grants Table

There were no stock option grants for fiscal years ended December 31, 2015 and 2016.

Golden Parachute Plans

The Company had no Golden Parachute Plans in effect for any of its officers or employees during fiscal year ended December 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Hein & Associates LLP, independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2017.  Hein & Associates LLP has been the Company's accountants for the years ended December 31, 2016, 2015, 2014 and 2013.  It is not expected that a member of Hein & Associates LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions.  Ratification of the selection of our auditors is not required under the laws of the State of Colorado, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

We understand the need for our principal accountants to maintain objectivity and independence in their audit of our financial statements.  To minimize relationships that could appear to impair the objectivity of our principal accountants, our audit committee has restricted the non-audit services that our principal accountants may provide to us primarily to tax services and audit related services.  The board has adopted policies and procedures for pre-approving work performed by our principal accountants. After careful consideration, the Audit Committee of the Board of Directors has determined that payment of the below audit fees is in conformance with the independent status of the Company's principal independent accountants.  Before engaging the auditors in additional services, the Audit Committee considers how these services will impact the entire engagement and independence factors.

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our principal accountants:

	2016	2015
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$118,900	$137,300
Audit-related fees - related to the performance of audit or review of financial statements not reported under "audit fees" above	-	-
Tax fees - tax compliance, tax advice and tax planning	$24,200	$31,800
All other fees - services provided by our principal accountants other than those identified above	-	-
Total fees paid or accrued to our principal accountants	$143,100	$169,100

Votes Required.  Ratification of the selection of Hein & Associates LLP to serve as auditors for the fiscal year ending December 31, 2017 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL NO. 3

APPROVE THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK OR COMMON STOCK EQUIVALENTS IN CONNECTION WITH AN EQUITY INVESTMENT IN ACCORDANCE WITH NYSE American RULES

Background of the Proposal

On May 11, 2016, the Company received notification from the NYSE American (“NYSE American” or the “Exchange”) that it was noncompliant with the NYSE American continued listing standards; specifically Section 1003(a)(i) of the Company Guide related to financial impairment.  The Company’s stockholders’ equity is below the $2.0 million threshold required for listed companies that have reported losses from continuing operations in two of its three most recently completed fiscal years.

In response, the Company submitted a plan to regain compliance (the “Compliance Plan”) which entailed the sale of equity securities and producing properties to increase the Company’s stockholders’ equity to at least $2.0 million.

On July 22, 2016, the Company received notification from NYSE Regulation that its Compliance Plan submitted to NYSE Regulation on June 10, 2016, as supplemented, setting forth the Company’s plan to regain compliance with Section 1003(a)(i) of the NYSE American Company Guide was accepted and that our listing is being continued pursuant to an extension to November 13, 2017.

Implementation of the Compliance Plan began with the Company’s execution of a Stock and Mineral Lease Purchase Agreement dated August 12, 2016 with HFT Enterprises, LLC (“HFT Agreement” and “HFT”, respectively).  Under the HFT Agreement, HFT agreed, subject to certain conditions, to purchase a number of shares of common stock which represent, prior to the investment, 19.9% of the issued and outstanding shares of common stock of the Company at a price of $0.45 per share (the “HFT Investment”). The HFT Agreement also provides for the purchase by HFT of certain producing properties in Wyoming in consideration of $430,000.  The obligation of HFT to purchase the shares and mineral interest is conditioned upon several events, including the Company’s successful renegotiation of its loan agreement with Citibank.

The HFT Agreement was consummated in two tranches:  the first half on October 11, 2016 in which the Company sold and issued an aggregate of 884,564 shares of common stock for $.45 per share; and the second half on January 15, 2017, in which the Company sold and issued an additional 663,423 shares for $.45 per share, for a total consideration to the Company from the sale of shares in the amount of $696,594.

During the three months ended June 30, 2017, the Company sold non-producing mineral leases in New Mexico for an additional $2,115,000, the proceeds of which were used to pay down the line balance under the Citibank line of credit.

Even giving effect to the HFT Agreement and sale of mineral interest, at June 30, 2017 the Company’s stockholder equity was $474,239.

On April 28, 2017, the Company received notification from the NYSE American that it was noncompliant with the NYSE American continued listing standards; specifically, Section 1003(a)(ii) of the Company Guide.  The Company’s stockholders’ equity has been below the $2.0 million threshold required for listed companies that have reported losses from continuing operations in two of its three most recently completed fiscal years (Section 1003(a)(i)) and is now below the $4.0 million threshold required for listed companies that have reported losses from continuing operations in three of its four most recent fiscal years (Section 1003(a)(ii)). The Company was required to supplement the plan to address how it intends to regain compliance with Section 1003(a)(ii).  As the supplemented plan has been accepted by the NYSE, the Company is able to continue its listing but will be subject to periodic reviews by the Exchange. If the Company is not in compliance with the continued listing standards by November 13, 2017, or if the Company does not make progress consistent with the Plan, the Exchange will initiate delisting procedures as appropriate. If our initiatives to regain compliance are not successful and the Company is delisted from the NYSE American, it could have a significant adverse impact on our ability to raise additional capital.

Description of Possible Equity Transactions

For the purposes the Company’s Compliance Plan with the NYSE American, the Company will explore capital raising opportunities to issue equity securities (“Equity Transactions”), which may consist of shares of common stock or common stock equivalents, meaning securities convertible into (convertible preferred stock) or exercisable to purchase (warrants or options) shares of common stock on terms determined by the Board of Directors (collectively “Equity Securities”). We have not determined the particular terms for such prospective offerings.  We may effectuate the approved capital raise in one or more private transactions, subject to the limitations herein:

*The Equity Transactions shall not entail the issuance, in the aggregate, of more than 10 million shares of Equity Securities and will not result in a change in control of the Company;

*The Equity Transactions shall not exceed, in the aggregate, 10 million shares of common stock or common stock equivalents and $5.0 million in aggregate value;

*The Equity Transactions shall not be priced below $0.25 per share of common stock or common stock equivalent; and

*The Equity Transactions must be consummated no later than 90 days following the date of stockholder approval.

           *Use of proceeds: General corporate purposes including acquisitions of mineral interests or other assets.

If this Proposal No. 3 is approved by our stockholders, the Board of Directors will be authorized to consummate one or more Equity Transactions, in the aggregate, conforming to the foregoing parameters at its discretion.

Need for Stockholder Approval

Our common stock is listed on the NYSE American and we are subject to the NYSE American listing standards set forth in its NYSE American Company Guide.  We are required under Rule 713(a) to seek stockholder approval prior to the issuance of shares of common stock as further described below:

NYSE American Company Guide Section 713(a) requires stockholder when the additional shares will be issued in connection with a transaction involving:

(i) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock; or

(ii) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock;

The Company believes that consummating one or more Equity Transactions may require stockholder approval under Rule 713 of the NYSE American Company Guide.

The terms of the HFT Agreement were informed by Rule 713 inasmuch as we capped HFT’s investment at 19.9% of the total issued and outstanding shares without giving effect to the investment.

If the HFT Agreement and the subsequent Equity Transaction are deemed to be “integrated” transactions, then Rule 713 would require that the Equity Transaction be approved by our stockholders.

For purposes of determining whether two or more transactions will be integrated for purposes of the NYSE American stockholder approval requirements, factors to be considered include but not limited to the following:

· Use of proceeds – For example, will the funds raised be used for the same or related purpose and/or will the funds raised in one of the transactions be used to finance another of the transactions?

· Timing – For example, were the transactions agreed to and/or completed within close time proximity to each other? While there is no “safe harbor,” generally transactions not within six months of each other will not be aggregated absent other compelling factors.

· Commonality of investors – For example, is there a substantial overlap between the investors or other participants in the transactions?

· Contingencies – For example, is one or more of the transactions contingent on completion of another of the transactions?

· Single plan of financing – For example, do the transactions constitute a single plan of financing? Was one contemplated at the time of the other?

Equity from HFT Agreement

The net tangible book value of the Company at June 30, 2017 was $474,239, or $0.04 per share, based upon 10,669,229 shares outstanding. Net tangible book value per share is determined by dividing the number of outstanding shares of common stock into the net tangible book value of the Company (total assets less total liabilities and intangible assets).

Assuming we consummate the sale of the mineral interest covered by the HFT Agreement, we will realize gross proceeds of $430,000.

Dilution from Subsequent Equity Transaction

Subsequent to June 30, 2017, we sold for cash certain mineral interests for a net gain of $1.2 million over our carrying value.  In addition, in September 2017, we sold for cash additional mineral interests for a net gain of approximately $900,000 over our carrying value. (Hereafter the two transactions involving the sale of mineral interests shall be referred to as the “Mineral Interest Sales”). Giving effect to the Mineral Interest Sales, our equity will increase to approximately $2.5 million, leaving an equity deficiency for purposes of our Compliance Plan of approximately $1.5 million.   For purposes of this dilution analysis, we will assume that the subsequent Equity Transactions will entail the sale of Equity Securities having an aggregate value of $2.0 million at an effective price per share of $0.25, or an additional 8.0 million shares of common stock or common stock equivalent. Giving effect to the Equity Transaction, our stockholders’ equity and net tangible book value will increase from $2.5 million to $4.5 million.   The following table sets forth the increase in equity to our current stockholders that will result from the projected Equity Transaction, based upon 10,699,229 shares of common stock issued and outstanding:

Net tangible book value per share before Equity Transaction:$0.234

Pro Forma Increase in net tangible book value per share

    resulting from Equity Transaction:$0.006

Pro Forma Net tangible book value per share after Equity Transaction:$0.240

Potential Anti-Takeover Effect

     The proposed Equity Transaction is not part of any plan to adopt a series of amendments having an anti-takeover effect, and the Company’s management presently does not intend to propose anti-takeover measures in future proxy solicitations. Subject to the limitations of Colorado law, it could be possible to use the additional shares of common stock that would become available for issuance if the Equity Transaction is approved to oppose a hostile takeover attempt or delay or prevent changes of control of the Company or changes in or removal of our management, including transactions that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, our board of directors could, without further shareholder approval, strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors. The Equity Transaction is not being proposed in response to any effort, nor are we aware of any effort, to accumulate shares of our common stock or obtain control of the Company.

     Our Articles and Bylaws contain certain provisions that could make it more difficult for a third party to acquire a controlling interest without the consent of our board. These provisions may delay or prevent a change of control, even if the change of control would benefit the shareholders. None of these provisions would be affected by the Equity Transaction.

The following table summarizes the Company’s pro forma capitalization, as of September 7, 2017, before and after giving effect to the Equity Transaction assuming the pro form issuance of an additional 8.0 million shares in that Equity Transaction:

	Prior to Equity Transaction		After Equity Transaction
	Common Stock		Common Stock

Authorized Shares:	75,000,000		75,000,000
Shares Issued and Outstanding:	10,669,229	-	18,669,229	-
Shares Reserved for Future Issuance:	64,330,771	-	56,330,771	-
Equity Plan:	-0-	-	-0-	-
Shares Available for Future Issuance	64,330,771		56,330,771

General; Shares Outstanding

Our common stock is listed on the NYSE American under the trading symbol "FPP." We are authorized to issue 75,000,000 shares of common stock pursuant to our Articles of Incorporation, filed March 11, 1980. As of the close of business on September 7, 2017, there were 10,669,229 shares of our Common Stock outstanding.

Par Value.

The par value of our common stock is $0.01 per share.

Required Vote:

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the issuance of shares of common stock in connection with the equity investment described above. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether this Proposal 3 is approved.

Recommendation:

The Board recommends the vote "FOR" approval of Proposal 3.

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy circular in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2014 annual meeting of stockholders, the Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted two years. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2018 annual meeting of stockholders.

We urge stockholders to read the Executive Compensation section beginning on page 20 of this proxy statement, including the 2016 Summary Compensation Table and related tables and narrative, appearing on pages 24 through 26 which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s stockholders to vote, on a non-binding advisory basis, on the frequency with which they would prefer to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers.  Pursuant to Section 14A of the Exchange Act, the Company is required at least every six years to hold an advisory vote to determine the frequency of the advisory stockholder vote on executive compensation.

Consistent with our stockholders’ preference expressed in voting at the 2014 annual meeting of stockholders, the Board of Directors determined that an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers will be conducted every two years. The next advisory vote on the executive compensation and on the frequency of an advisory vote on executive compensation will take place at the 2018 annual meeting of stockholders.

After careful consideration of the frequency alternatives, the Board believes that conducting a non-binding, advisory vote on executive compensation every two (2) years is appropriate for the Company and its stockholders at this time because such timing for the advisory vote will ensure our stockholders are engaged in executive officer compensation decisions.  The Company’s executive compensation programs are designed to promote a long-term connection between pay and performance. While the Board recognizes that awards to the Company’s Named Executive Officers are typically made annually, and improvements to compensation plans are often considered and adopted on an annual basis, the Board believes that holding an advisory vote every two (2) years is adequate to timely feedback on the Company’s compensation disclosures.  The Company will continue to monitor developments in executive compensation practices and evaluate the appropriateness and effectiveness of seeking a say-on-frequency vote every other year, and the Company may change its recommendation on the desired frequency in the future.

The Board believes that a bi-annual advisory vote on executive compensation is consistent with the Company’s practice of seeking input and engaging in dialogue with its shareholders on corporate governance matters (including the practice of having all directors elected annually and annually providing stockholders the opportunity to ratify the Company’s selection of independent accounting firm) and the Company’s executive compensation philosophy, policies and practices.  While the Board values the opinions of the Company’s stockholders and will consider the outcome of the advisory vote which occurred at the 2014 Annual Meeting of Shareholders on this say-on-frequency vote when making future decisions on the frequency with which to hold the advisory vote on executive compensation, this vote was and is advisory, which means that the vote on frequency is not binding on the Company, the Board or the Compensation Committee.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than July 31, 2018, and must conform to applicable Securities and Exchange Commission rules and regulations.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting.  However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

The Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2016, including audited financial statements, is enclosed herewith. The Annual Report to Stockholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company's Form 10-K.